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                                                                    EXHIBIT 10.8

                            SUBORDINATED DEMAND NOTE

$7,500,000                                                        March   , 2002

         FOR VALUE RECEIVED, SUPPLIES DISTRIBUTORS, INC., a Delaware corporation ("Borrower"), promises to pay to the order of PRIORITY FULFILLMENT SERVICES, INC., a Delaware corporation (the "Lender"), on DEMAND (the "Maturity Date") the principal amount set forth above, or so much thereof, or such other amount, as shall, from time to time, be advanced by or on behalf of the Lender to, or for the benefit of, the Borrower, and shall be outstanding, together with interest thereon as herein provided. All sums hereunder are payable on demand to Lender at its principal offices in lawful currency of the United States of America and in immediately available funds. All payments and prepayments made hereunder shall be made without setoff, counterclaim or deduction of any kind.

         The unpaid principal balance hereof shall accrue interest, commencing on the date hereof and continuing until paid in full, as herein provided, at a fluctuating rate per annum equal to the Lender's cost of funds for the corresponding period as determined by the Lender; provided, however, that, for so long as this Note shall be outstanding, as of the last day of each fiscal year of the Borrower, all accrued and unpaid interest for such fiscal year shall be capitalized and added to the principal balance of this Note and thereafter interest shall accrue on such increased principal balance. Notwithstanding the foregoing, however, the interest payable hereunder shall not exceed the highest lawful rate permitted under the provisions of applicable law (the "Highest Lawful Rate").

         THIS NOTE AND THE INDEBTEDNESS EVIDENCED HEREBY IS SUBORDINATED TO IBM CREDIT CORPORATION AND CONGRESS FINANCIAL CORPORATION (SOUTHWEST) IN ACCORDANCE WITH THE TERMS AND PROVISIONS OF THOSE CERTAIN NOTES PAYABLE SUBORDINATION AGREEMENTS EXECUTED AND DELIVERED BY LENDER.

         Borrower, and each surety, endorser, guarantor and other party now or hereafter liable for the payment of any sums of money payable on this Note, hereby severally (a) waive demand, presentment for payment, notice of nonpayment, protest, notice of protest, notice of intent to accelerate, notice of acceleration and all other notices, filing of suit and diligence in collecting this Note or enforcing any other security with respect to same, (b) agree to any substitution, subordination, exchange or release of any such security or the release of any parties primarily or secondarily liable hereon,
(c) agree that Lender shall not be required first to institute suit or exhaust its remedies hereon against Borrower, or others liable or to become liable hereon or to enforce its rights against them or any security with respect to same, (d) consent to any and all renewals, extensions, indulgences, releases or changes, regardless of the number of such renewals, extensions, indulgences, releases or changes, without notice thereof, and (e) agree to the application of any deposit balance with Lender as payment or part payment hereon or as an offset hereto. No waiver by Lender of any of its rights or remedies hereunder or under any other document evidencing or securing this Note or otherwise shall be considered a waiver of any other subsequent right or remedy of Lender; no delay or omission in the exercise or endorsement by Lender of any rights or remedies shall ever be construed as a waiver of the same or any other right or remedy of Lender; and no exercise or enforcement of any such right or remedy shall ever be held to exhaust any right or remedy of Lender.

         Failure to pay this Note or any installment of principal or payment of interest when due shall constitute an Event of Default and shall entitle the Lender to accelerate the principal amount hereof and all interest then accrued, which shall at once become due and payable, and to exercise all other rights and remedies available at law or in equity.

         If this Note is not paid at maturity and is placed in the hands of an attorney for collection, or if it is collected through a bankruptcy or any other court, then Lender shall be entitled to reasonable attorneys' fees and other costs of collection.

         Borrower acknowledges and agrees that it is the intention of Borrower and Lender to conform strictly to the usury laws in force that apply to this Note. Accordingly, this Note is hereby limited so that in no contingency, whether by reason of acceleration of the maturity of the Note or otherwise, shall the interest (and all other sums that are deemed to be interest) contracted for, charged or received by Lender with respect to this Note exceed the Highest Lawful Rate. If, from any circumstance whatsoever, interest under this Note would otherwise be payable in excess of the Highest Lawful Rate, and if from any circumstance Lender shall ever receive anything of value deemed interest by applicable Law in excess of the Highest Lawful Rate, then Lender's receipt of such excess interest shall be deemed a mistake and

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the same shall, so long as no Event of Default shall be continuing, at the option of Borrower, either be repaid to Borrower or credited to the unpaid principal; provided, however, that if an Event of Default shall have occurred and be continuing, and Lender shall receive excess interest during such period, then Lender shall have the option of either crediting such excess amount to principal or refunding such excess amount for Borrower. If the Note is prepaid or the maturity of the Note is accelerated by reason of an election of Lender following an Event of Default, then unearned interest, if any, shall be cancelled and, if theretofore paid, shall either be refunded to Borrower or credited on the Note, as Lender elects. All interest paid or agreed to be paid to Lender shall, to the extent allowed by applicable law, be amortized, prorated, allocated, and spread throughout the full period until payment in full of the principal (including the period of any renewal or extension) so that the interest for such full period shall not exceed the Highest Lawful Rate.

         THIS NOTE SHALL BE DEEMED AN INSTRUMENT MADE UNDER THE LAWS OF THE STATE OF TEXAS AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS AND THE LAWS OF THE UNITED STATES OF AMERICA. PURSUANT TO SECTION 346.004 OF THE TEXAS FINANCE CODE, CHAPTER 346 OF THE TEXAS FINANCE CODE SHALL NOT APPLY TO THIS NOTE, OR ANY ADVANCE OR LOAN EVIDENCED BY THIS NOTE.

         THE OBLIGATIONS OF BORROWER HEREUNDER ARE PERFORMABLE IN COLLIN COUNTY, TEXAS. ANY SUIT, ACTION OR PROCEEDING AGAINST BORROWER WITH RESPECT TO THIS NOTE OR ANY OTHER LOAN DOCUMENT, OR ANY JUDGMENT ENTERED BY ANY COURT IN RESPECT THEREOF, MAY BE BROUGHT IN THE COURTS OF THE STATE OF TEXAS, COUNTY OF COLLIN, OR IN THE UNITED STATES COURTS LOCATED IN DALLAS, TEXAS AND BORROWER HEREBY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF SUCH COURTS FOR THE PURPOSE OF ANY SUCH SUIT, ACTION OR PROCEEDING. BORROWER HEREBY IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN ANY SUIT, ACTION OR PROCEEDING IN SAID COURT BY THE MAILING THEREOF BY AGENT BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO BORROWER AT THE ADDRESS FOR NOTICES AS PROVIDED IN THE AGREEMENT. BORROWER HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS NOTE OR ANY OTHER LOAN DOCUMENT BROUGHT IN THE COURTS LOCATED IN THE STATE OF TEXAS, COUNTY OF COLLIN, AND HEREBY FURTHER IRREVOCABLY WAIVES ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

         BORROWER WAIVES ANY AND ALL RIGHTS THAT IT MAY HAVE TO A TRIAL BY JURY ON ANY CLAIM, COUNTERCLAIM OR OTHER ACTION, OF ANY NATURE WHATSOEVER, RELATING TO OR ARISING OUT OF THIS NOTE, ANY OF THE OTHER LOAN DOCUMENTS OR THE OBLIGATIONS. BORROWER ACKNOWLEDGES THAT THE FOREGOING JURY TRIAL WAIVER IS A MATERIAL INDUCEMENT TO LENDER'S ENTERING INTO THE AGREEMENT AND THAT LENDER IS RELYING ON SUCH WAIVER IN ITS FUTURE DEALINGS WITH BORROWER. BORROWER WARRANTS AND REPRESENTS TO LENDER THAT BORROWER HAS REVIEWED THE FOREGOING JURY TRIAL WAIVER WITH ITS LEGAL COUNSEL AND HAS KNOWINGLY AND VOLUNTARILY WAIVED ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH SUCH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, THE FOREGOING JURY TRIAL WAIVER MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

         BORROWER HEREBY WAIVES ALL OF ITS RIGHTS UNDER THE TEXAS DECEPTIVE TRADE PRACTICES-CONSUMER PROTECTION ACT (TEX. BUS. & COM. CODE SECTION 17.01 ET SEQ.), A LAW THAT GIVES CONSUMERS SPECIAL RIGHTS AND PROTECTIONS, AND REPRESENTS AND WARRANTS TO LENDER THAT BORROWER (A) HAS KNOWLEDGE AND EXPERIENCE IN FINANCIAL AND BUSINESS MATTERS THAT ENABLE BORROWER TO EVALUATE THE MERITS AND RISKS OF THE TRANSACTIONS CONTEMPLATED BY THE AGREEMENT AND THIS NOTE, (B) IS NOT IN A SIGNIFICANTLY DISPARATE BARGAINING POSITION RELATIVE TO LENDER, AND (C) HAS BEEN REPRESENTED BY LEGAL COUNSEL IN CONNECTION WITH SUCH TRANSACTIONS.

         THIS NOTE REPRESENTS THE ENTIRE AGREEMENT BETWEEN THE PARTIES AND

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SUPERSEDES ALL PRIOR AGREEMENTS AND UNDERSTANDINGS, IF ANY, RELATING TO THE
SUBJECT MATTER HEREOF AND THEREOF. THIS NOTE REPRESENTS THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.

                                SUPPLIES DISTRIBUTORS, INC.
                                a Delaware corporation


                                By:
                                   ---------------------------------------------
                                Name: Joe Farrell
                                Title: President


         Pay to the order of IBM Credit Corporation and Congress Financial Corporation (Southwest), as their interests may appear:

                                Priority Fulfillment Services, Inc.



                                By:
                                   ---------------------------------------------
                                Name: Tom Madden
                                Title: Chief Financial Officer



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